UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2017 (June 13, 2017)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	Emerging growth company ☐
Healthcare Trust of America Holdings, LP	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

EXPLANATORY NOTE
This Form 8-K/A amends and supplements the Form 8-K filed on June 13, 2017 (the “Initial Report”) reporting the completion of the acquisition of 63 properties by Healthcare Trust of America, Inc. (the “Company”). This Form 8-K/A will report the completion of the acquisition (the “Initial Acquisition”) by the Company of 68 properties and a parcel of land which includes the 63 properties previously reported in the Initial Report (the “Initial Closing Assets”), including an investment in an unconsolidated joint venture (the “Other Duke Asset”) all prior to June 30, 2017. This Form 8-K/A is being filed to amend Item 2.01 with respect to assets and certain liabilities to include (i) the Initial Closing Assets (closed prior to June 30, 2017), (ii) the Other Duke Asset (closed prior to June 30, 2017), (iii) acquisitions completed subsequent to the acquisition of the Initial Closing Assets and the Other Duke Asset (the “Subsequent Acquisitions”) (closed post June 30, 2017), and (iv) one property and a parcel of land for which the acquisition is probable, but has not yet occurred (the “Pending Acquisitions”). Collectively, these acquisitions were contemplated as part of the entry into sixteen agreements of purchase and sale (collectively, the “Purchase Agreements”) on April 29, 2017 with Duke Realty Limited Partnership, Duke Construction Limited Partnership and certain of their subsidiaries and affiliated entities named therein (collectively, “Duke”).
In addition, this Form 8-K/A provides the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K in connection with the Initial Closing Assets, the Other Duke Asset, the Subsequent Acquisitions, and the Pending Acquisitions. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements. The following is financial information relating to the Initial Closing Assets, the Other Duke Asset, Subsequent Acquisitions, and Pending Acquisitions:

Page
Financial Statements of the Initial Closing Assets
Report of Independent Registered Public Accounting Firm	3
Combined Statements of Revenues in Excess of Certain Expenses for the Three Months Ended March 31, 2017 (unaudited) and Year Ended December 31, 2016	4
Notes to Combined Statements of Revenues in Excess of Certain Expenses for the Year Ended December 31, 2016	5

Financial Statements of Subsequent and Pending Acquisitions
Report of Independent Registered Public Accounting Firm	9
Combined Statements of Revenues in Excess of Certain Expenses for the Six Months Ended June 30, 2017 (unaudited) and Year Ended December 31, 2016	10
Notes to Combined Statements of Revenues in Excess of Certain Expenses for the Year Ended December 31, 2016	11

Financial Statements of the Other Duke Asset
Combined Statements of Income for the Three Months Ended March 31, 2017 (unaudited) and Year Ended December 31, 2016	13
HHC-Duke Realty Development, LLC Financial Statements and Independent Auditor’s Report for the Years Ended December 31, 2016 and 2015	14
(b) Unaudited Pro Forma Condensed Consolidated Information. The following is financial information relating to the Initial Closing Assets, the Other Duke Asset, Subsequent Acquisitions, and Pending Acquisitions:
(d) Exhibits.

The Exhibit Index appearing immediately after the signature page of this Form 8-K/A is incorporated herein by reference.

INDEPENDENT AUDITORS’ REPORT

The Shareholders and Directors of
Duke Realty Corporation:
Report on the Financial Statements
We have audited the accompanying combined statement of revenues in excess of certain expenses of Duke Realty Healthcare Properties (as defined in Note 2) for the year ended December 31, 2016, and related notes (the “Combined Statement”).
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Combined Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Combined Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Duke Realty Healthcare Properties described in Note 2 for the year ended December 31, 2016, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 of the Combined Statement, which describes that the accompanying combined statement of revenues in excess of certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended (for inclusion in the combined filing of Form 8-K/A of Healthcare Trust of America, Inc. and Healthcare Trust of America Holdings, LP) and is not intended to be a complete presentation of revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP
August 18, 2017

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE INITIAL CLOSING ASSETS
COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

	For the Three Months Ended March 31, 2017 (unaudited)	December 31, 2016
Revenues:
Rental revenues, including recoveries from tenants	$32,987,081	$122,758,903
Certain Expenses:
Operating expenses	5,220,089	20,968,755
Real estate taxes	4,775,871	16,196,469
	9,995,960	37,165,224
Revenues in Excess of Certain Expenses	$22,991,121	$85,593,679
See accompanying notes to the Combined Statements of Revenues in Excess of Certain Expenses

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE INITIAL CLOSING ASSETS
NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016
(1) Operating Properties
The Duke Realty Healthcare Properties are part of an acquisition by a subsidiary of Healthcare Trust of America, Inc. (the “Company”) as of the issuance date of this Combined Statement of Revenues in Excess of Certain Expenses for the year ended December 31, 2016 (“Combined Statement”). The Company acquired (i) 59 properties that were in service at December 31, 2016; (ii) seven properties that were under development at December 31, 2016; (iii) one expansion project of a current property that was in progress at December 31, 2016; and (iv) an undeveloped parcel of land from Duke Realty Limited Partnership and affiliated entities on various dates during the second quarter of 2017. Ownership interests in HHC-Duke Realty Development, LLC a unconsolidated joint venture was also included in the transaction.
Of the 59 in service properties, six were placed in service in 2016. Two of the six properties placed in service during 2016 had less than three months of rental history as of December 31, 2016. Only the revenues and certain expenses of the 57 acquired properties that were in service as of December 31, 2016 (the “Duke Realty Healthcare Properties” or the “Properties”), and that had more than three months of rental history, are included in this Combined Statement.
The following tables list (i) the properties included in the Combined Statement for the year ended December 31, 2016, (ii) properties that are excluded from the Combined Statement due to having limited rental history, (iii) properties that are excluded from the Combined Statement due to still being under development and expansion and (iv) a property that is excluded from the Combined Statement due to being owned by the aforementioned unconsolidated joint venture:
I. Properties Included in Combined Statement

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
Baylor Scott & White Plano Pavilion II	Plano	TX	140,455	June-09
Baylor Scott & White McKinney POB I	McKinney	TX	115,278	July-12
Baylor Scott & White McKinney POB II	McKinney	TX	77,047	September-16
Baylor Scott & White Hillcrest MOB 1	Waco	TX	102,177	October-12
Baylor Scott & White Hillcrest MOB 2	Waco	TX	54,744	October-12
Baylor Scott & White Administration Building	Dallas	TX	81,429	June-09
Baylor Scott & White Marble Falls MOB	Marble Falls	TX	66,500	May-13
Baylor Scott & White Roney Bone & Joint Institute	Temple	TX	77,679	October-13
Baylor Scott & White Emergency Medical Center-Burleson	Burleson	TX	36,718	May-14
Baylor Scott & White Emergency Medical Center-Rockwall	Rockwall	TX	36,709	March-14
Baylor Scott & White Emergency Medical Center-Murphy	Murphy	TX	36,705	March-14
Baylor Scott & White Emergency Medical Center-Mansfield	Mansfield	TX	36,691	July-14
Baylor Scott & White Emergency Medical Center-Keller	Keller	TX	36,013	December-13
Baylor Scott & White Emergency Medical Center-Colleyville	Colleyville	TX	16,091	August-14
Columbia St. Mary’s-Water Tower	Milwaukee	WI	153,820	October-12
St. Thomas DePaul Medical Center A	Murfreesboro	TN	100,525	April-08
St. Thomas DePaul Medical Center B	Murfreesboro	TN	20,135	April-08
Seton Medical Center Hays MOB	Kyle	TX	96,829	December-09
St. Vincent Joshua Max Simon MOB	Indianapolis	IN	84,436	November-11
Columbia St. Mary’s-Mequon	Mequon	WI	66,927	October-12
Good Samaritan Western Ridge MOB II	Cincinnati	OH	29,490	July-11
Mountain View Regional Medical Center MOB	Las Cruces	NM	107,506	October-12
Longview Regional Medical Center 1	Longview	TX	100,740	October-12
Longview Regional Medical Center 2	Longview	TX	77,797	April-16
Cedar Park Regional Medical Center MOB 1	Cedar Park	TX	83,393	December-11

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE INITIAL CLOSING ASSETS
NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
South Texas Regional Medical Center MOB-Jourdanton	Jourdanton	TX	48,556	October-14
Florida Hospital Wesley Chapel Wellness Plaza	Pasco County	FL	95,939	March-13
Florida Hospital Celebration MOB	Celebration	FL	83,896	October-12
Florida Hospital Kissimmee MOB	Kissimmee	FL	79,438	October-12
Florida Hospital East Orlando MOB/ASC	Orlando	FL	56,903	October-12
Florida Hospital Heartland Medical Center MOB/ASC	Sebring	FL	38,949	October-12
Harbin Clinic Martha Berry	Rome	GA	122,111	September-12
Harbin Clinic Specialty Center	Rome	GA	75,054	September-12
Harbin Clinic Cancer Center	Rome	GA	55,195	September-12
Harbin Clinic Heart Center	Rome	GA	47,438	September-12
Harbin Clinic Cedartown Dialysis	Cedartown	GA	19,497	September-12
Harbin Clinic Summerville Dialysis	Summerville	GA	7,520	September-12
Harbin Clinic Rome Dialysis	Rome	GA	6,766	September-12
Kindred Community Rehabilitation Hospital-Indianapolis	Indianapolis	IN	61,398	June-13
Kindred University Rehabilitation Hospital-Cleveland	Avon	OH	54,800	January-16
Kindred Baptist Rehabilitation Hospital-Memphis	Germantown	TN	54,416	October-14
William “Bill” Kling VA Clinic-Sunrise	Sunrise	FL	107,000	October-12
Conifer Administration Building	Frisco	TX	199,800	February-14
Carolinas Health Morehead MOB	Charlotte	NC	190,773	December-10
Houston Methodist St. Catherine MOB 1	Katy	TX	48,542	November-11
Houston Methodist St. Catherine MOB 2	Katy	TX	72,107	November-11
Houston Methodist St. Catherine MOB 3	Katy	TX	48,201	November-11
SCL Health Community Hospital-Southwest	Littleton	CO	37,485	May-16
SCL Health Community Hospital-Westminster	Westminster	CO	37,130	November-15
Loyola University Medicine-Burr Ridge	Burr Ridge	IL	104,912	January-12
Inova Fair Oaks MOB 3	Fairfax	VA	100,952	October-12
Jewish Hospital MOB	Cincinnati	OH	80,074	December-01
UNC REX Holly Springs	Holly Springs	NC	30,370	December-11
Hackensack UMC Palisades MOB	North Bergen	NJ	57,411	February-15
Edward-Elmhurst Plainfield MOB	Plainfield	IL	56,531	February-07
WellStar North Fulton MOB 2	Roswell	GA	52,175	October-12
Eastside New Hampton Place MOB	Snellville	GA	39,759	May-11
II. Properties Excluded from Combined Statement due to Less than Three Months of Rental History

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
SCL Health Community Hospital-Northglenn	Northglenn	CO	55,228	December-16
SCL Health Community Hospital-Aurora	Aurora	CO	37,486	November-16

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE INITIAL CLOSING ASSETS
NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016
III. Properties Under Development and Expansion Projects Excluded from Combined Statement

Property Name	City	State	Square Feet
Baylor Scott & White Emergency Med. Ctr-Grand Prairie	Grand Prairie	TX	27,149
Main Line Bryn Mawr MOB	Bryn Mawr	PA	101,228
Centegra Health MOB	Huntley	IL	80,973
Baptist Memorial Oxford MOB	Oxford	MS	79,585
Facey Medical	Santa Clarita	CA	37,000
Memorial Hermann MOB 1	Humble	TX	71,224
Memorial Hermann MOB II	Humble	TX	98,862
UNC Rex Holly Springs (expansion)	Holly Springs	NC	45,000
IV. Unconsolidated Joint Venture Properties Excluded from Combined Statement

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
Eskenazi Administration Building	Indianapolis	IN	273,479	November-13
(2) Basis of Presentation
The accompanying Combined Statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. The Combined Statement is not representative of the actual results of operations of the Duke Realty Healthcare Properties for the year ended December 31, 2016, due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Duke Realty Healthcare Properties:

•	Depreciation and amortization.

•	Property management fees.

•	Amortization of above and below market rents, concessions and deferred revenue.

•	Other costs not directly related to the proposed future operations of the Duke Realty Healthcare Properties.
(3) Summary of Significant Accounting Policies
(A) Revenue Recognition
Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.
(B) Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the Combined Statement in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.
(4) Rental Revenue
Space is leased to tenants under various operating leases with initial terms ranging up to twenty years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE INITIAL CLOSING ASSETS
NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016
Future minimum rentals related to the 57 properties included in the Combined Statement to be received under noncancelable operating leases in effect at December 31, 2016 are as follows:

Future Minimum Rentals	Amount
2017	$90,351,867
2018	86,271,789
2019	82,081,231
2020	75,141,130
2021	66,998,641
Thereafter	422,932,463
Total	$823,777,121
In addition to minimum rentals, certain leases require reimbursements of specified operating expenses that amounted to $31,130,635 during the year ended December 31, 2016, which are included in the Combined Statement.
(5) Unaudited Interim Statement
The combined statement of revenues and certain expenses for the three months ended March 31, 2017 (the “Interim Statement”) is unaudited.
The interim statement includes the results for the two properties disclosed in Note 1, which did not have sufficient rental history to be included in the Combined Statement. In addition to the properties disclosed in Note 1, the following properties were excluded from the Interim Statement either due to (i) having limited rental history; (ii) still being under development and expansion or (iii) being owned by the aforementioned unconsolidated joint venture:
I. Properties Excluded from Interim Statement due to Less than Three Months of Rental History

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
Main Line Bryn Mawr MOB	Bryn Mawr	PA	101,228	March -17
Centegra Health MOB	Huntley	IL	80,973	February -17
Memorial Hermann MOB 1	Humble	TX	71,224	March -17
II. Properties Under Development and Expansion Projects Excluded from Combined Statement

Property Name	City	State	Square Feet
Baylor Scott & White Emergency Med. Ctr-Grand Prairie	Grand Prairie	TX	27,149
Baptist Memorial Oxford MOB	Oxford	MS	79,585
Facey Medical	Santa Clarita	CA	37,000
UNC Rex Holly Springs (expansion)	Holly Springs	NC	45,000
Memorial Hermann MOB II	Humble	TX	98,862
III. Unconsolidated Joint Venture Properties Excluded from Combined Statement

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
Eskenazi Administration Building	Indianapolis	IN	273,479	November-13
(6) Subsequent Events
The Properties evaluated subsequent events through August 18, 2017, the date the financial statements were available to be issued.

INDEPENDENT AUDITORS’ REPORT

The Shareholders and Directors of
Duke Realty Corporation:
Report on the Financial Statements
We have audited the accompanying combined statement of revenues in excess of certain expenses of Duke Realty Healthcare Properties (as defined in Note 2) for the year ended December 31, 2016, and related notes (the “Combined Statement”).
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Combined Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Combined Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Duke Realty Healthcare Properties described in Note 2 for the year ended December 31, 2016, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 of the Combined Statement, which describes that the accompanying combined statement of revenues in excess of certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended (for inclusion in the combined filing of Form 8-K/A of Healthcare Trust of America, Inc. and Healthcare Trust of America Holdings, LP) and is not intended to be a complete presentation of revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP
August 18, 2017

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE SUBSEQUENT AND PENDING ACQUISTIONS
COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

	For the Six Months Ended June 30, 2017 (unaudited)	December 31, 2016
Revenues:
Rental revenues, including recoveries from tenants	$7,703,776	$12,793,306
Certain Expenses:
Operating expenses	1,031,273	1,828,153
Real estate taxes	1,037,311	1,571,699
	2,068,584	3,399,852
Revenues in Excess of Certain Expenses	$5,635,192	$9,393,454
See accompanying notes to the Combined Statements of Revenues in Excess of Certain Expenses

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE SUBSEQUENT AND PENDING ACQUISTIONS
NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016
(1) Operating Properties
The Duke Realty Healthcare Properties are part of an acquisition by a subsidiary of Healthcare Trust of America, Inc. (the “Company”) as of the issuance date of this Combined Statement of Revenues in Excess of Certain Expenses for the year ended December 31, 2016 (“Combined Statement”). The Company acquired three properties subsequent to June 30, 2017. In addition, a property (in service at December 31, 2016) and a undeveloped parcel of land was considered probable as of the issuance date of the Combined Statement.
Of the four in service properties mentioned above, one was placed in service in 2016. The revenues and certain expenses of the three acquired and one property considered probable to be acquired were in service as of December 31, 2016 (the “Duke Realty Healthcare Properties” or the “Properties”) which had more than three months of rental history, are included in this Combined Statement.
The following tables list the properties included in the Combined Statement for the year ended December 31, 2016.
I. Properties Included in Combined Statement

Property Name	City	State	Square Feet	Month/Year Placed in Service/Acquired
Baylor Scott & White Rock Prairie MOB (1)	College Station	TX	119,030	July-13
TriHealth Rehabilitation Hospital	Cincinnati	OH	69,511	May-16
Kindred Mercy Rehabilitation Hospital-Springfield	Springfield	MO	58,727	April-14
James A. Haley VA Primary Care MOB-Tampa	Tampa	FL	117,037	February-14

(1) Property considered probable for acquisition as of the six months ended June 30, 2017 and year ended December 31, 2016.
(2) Basis of Presentation
The accompanying Combined Statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. The Combined Statement is not representative of the actual results of operations of the Duke Realty Healthcare Properties for the year ended December 31, 2016, due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Duke Realty Healthcare Properties:

•	Depreciation and amortization.

•	Property management fees.

•	Amortization of above and below market rents, concessions and deferred revenue.

•	Other costs not directly related to the proposed future operations of the Duke Realty Healthcare Properties.
(3) Summary of Significant Accounting Policies
(A) Revenue Recognition
Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.
(B) Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the Combined Statement in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

DUKE REALTY HEALTHCARE PROPERTIES
FINANCIAL STATEMENTS OF THE SUBSEQUENT AND PENDING ACQUISTIONS
NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016
(4) Rental Revenue
Space is leased to tenants under various operating leases with initial terms ranging up to twenty years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.
Future minimum rentals related to the four properties included in the Combined Statement to be received under noncancelable operating leases in effect at December 31, 2016 are as follows:

Future Minimum Rentals	Amount
2017	$10,858,934
2018	11,003,990
2019	11,274,810
2020	11,446,590
2021	11,601,169
Thereafter	115,363,372
Total	$171,548,865
In addition to minimum rentals, certain leases require reimbursements of specified operating expenses that amounted to $1,817,613 during the year ended December 31, 2016, which are included in the Combined Statement.
(5) Unaudited Interim Statement
The combined statement of revenues and certain expenses for the six months ended June 30, 2017 is unaudited.
(6) Subsequent Events
The Properties evaluated subsequent events through August 18, 2017, the date the financial statements were available to be issued.

HHC - DUKE REALTY DEVELOPMENT, LLC
FINANCIAL STATEMENTS OF THE OTHER DUKE ASSET
COMBINED STATEMENTS OF INCOME

	For the Three Months Ended March 31, 2017 (unaudited) (1)	December 31, 2016 (1)
REVENUES
Rental income	$1,457,530	$5,925,146
Variable rent	547,786	2,145,357
Straight-line rental income	344,484	1,367,738
Total Revenues	2,349,800	9,438,241

EXPENSES
Utilities	109,844	458,791
Housekeeping	154,286	577,578
Repairs and maintenance	112,027	448,304
Insurance	30,264	127,285
Security	10,000	40,000
Ground rent	48,382	193,528
Property management	81,257	291,102
General and administrative	34,409	88,526
Depreciation and amortization	508,914	2,081,117
Total Expenses	1,089,383	4,306,231
NET INCOME	$1,260,417	$5,132,010

(1) The combined statement of income for the three months ended March 31, 2017 is unaudited and should be read in conjunction with HHC-Duke Realty Development, LLC detailed audited financial statements of independent auditors’ report for the years ended December 31, 2016 and 2015 starting on page 14 herein.

HHC - DUKE REALTY DEVELOPMENT, LLC

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS’ REPORT

December 31, 2016 and 2015

HHC - DUKE REALTY DEVELOPMENT, LLC

INDEPENDENT AUDITOR’S REPORT

Members
HHC - Duke Realty Development, LLC

We have audited the accompanying financial statements of HHC - Duke Realty Development, LLC, which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HHC - Duke Realty Development, LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Katz, Sapper & Miller, LLP

Indianapolis, Indiana February 17, 2017

HHC - DUKE REALTY DEVELOPMENT, LLC

BALANCE SHEETS
December 31, 2016 and 2015

ASSETS
	2016	2015
ASSETS
Rental property
Building	$62,937,496	$62,937,496
Building improvements	13,759,226	12,539,355
Construction in progress	—	472,845
	76,696,722	75,949,696
Less: Accumulated depreciation	6,344,218	4,323,394
Net Rental Property	70,352,504	71,626,302
Cash	339,799	1,604,329
Rent receivables		90,611
Straight-line rent receivable	4,027,865	2,720,418
Escrow deposits and other assets	229,191	235,355
TOTAL ASSETS	$74,949,359	$76,277,015

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Accounts payable	$15,845	$472,845
Other accrued expenses	714,732	617,398
Total Liabilities	730,577	1,090,243
MEMBERS’ EQUITY	74,218,782	75,186,772
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$74,949,359	$76,277,015

See accompanying notes.

HHC - DUKE REALTY DEVELOPMENT, LLC

STATEMENTS OF INCOME
Years Ended December 31, 2016 and 2015

	2016	2015
REVENUES
Rental income	$5,925,146	$5,843,718
Variable rent	2,145,357	2,074,021
Straight-line rental income	1,367,738	1,255,577
Total Revenues	9,438,241	9,173,316

EXPENSES
Utilities	458,791	463,352
Housekeeping	577,578	487,729
Repairs and maintenance	448,304	449,347
Insurance	127,285	143,613
Security	40,000	40,004
Ground rent	193,528	193,528
Property management	291,102	275,880
General and administrative	88,526	99,832
Depreciation and amortization	2,081,117	1,989,561
Total Expenses	4,306,231	4,142,846
NET INCOME	$5,132,010	$5,030,470

See accompanying notes.

HHC - DUKE REALTY DEVELOPMENT, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
Years Ended December 31, 2016 and 2015

	Duke Realty	The Health and	Total
	Browning F.O.B.	Hospital Corporation	Members’
	Development, LLC	of Marion County	Equity
BALANCE AT DECEMBER 31, 2014	$37,223,007	$37,223,007	$74,446,014
Distributions to members	(2,144,856)	(2,144,856)	(4,289,712)
Net income	2,515,235	2,515,235	5,030,470
BALANCE AT DECEMBER 31, 2015	37,593,386	37,593,386	75,186,772
Distributions to members	(3,050,000)	(3,050,000)	(6,100,000)
Net income	2,566,005	2,566,005	5,132,010
BALANCE AT DECEMBER 31, 2016	$37,109,391	$37,109,391	$74,218,782

See accompanying notes.

HHC - DUKE REALTY DEVELOPMENT, LLC

STATEMENTS OF CASH FLOWS
Years Ended December 31, 2016 and 2015

	2016	2015
OPERATING ACTIVITIES
Net income	$5,132,010	$5,030,470
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	2,081,117	1,989,561
(Increase) decrease in certain assets:
Rent receivables	90,611	(89,688)
Straight-line rent receivable	(1,307,447)	(1,255,577)
Escrow deposits and other assets	(54,129)	199,797
Increase (decrease) in certain liabilities:
Accounts payable	(457,000)	(415)
Other accrued expenses	97,334	(564,546)
Net Cash Provided by Operating Activities	5,582,496	5,309,602
INVESTING ACTIVITIES
Cash purchases of building improvements	(747,026)	—
Net Cash Used by Investing Activities	(747,026)	—
FINANCING ACTIVITIES
Distributions to members	(6,100,000)	(4,289,712)
Net Cash Used by Financing Activities	(6,100,000)	(4,289,712)

NET INCREASE (DECREASE) IN CASH	(1,264,530)	1,019,890
CASH
Beginning of Year	1,604,329	584,439
End of Year	$339,799	$1,604,329

SUPPLEMENTAL DISCLOSURES
Noncash investing activities:
Purchases of rental property included in accounts payable		$472,845

See accompanying notes.

HHC - DUKE REALTY DEVELOPMENT, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

HHC - Duke Realty Development, LLC (the Company) was organized on August 29, 2011, as a limited liability company under the laws of the state of Indiana. The Company constructed and maintains a five-story office building (the Project) on the Eskenazi Health Campus, known as the Fifth-Third Faculty Office Building, totaling approximately 274,000 square feet, on land owned by one member. The Company operates the rentable square footage which is located at 640 Wishard Way in Indianapolis, Indiana. The property held by the Company was placed in service on November 1, 2013.

The members of the Company are Duke Realty Browning F.O.B. Development, LLC (50% member interest) (Duke) and The Health and Hospital Corporation of Marion County (50% member interest) (HHC). Pursuant to the Operating Agreement, all items of income, loss and cash flows are allocated pro-rata based upon membership interest.

Basis of Accounting: The Company prepares its financial statements using the accrual basis of accounting.

Estimates: The Company uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could vary from those estimates.

Rental Revenue: Rental income is recognized over the lease terms on a straight-line basis. The amount of rental income recognized during each year over the base rent is recorded as straight-line rent receivable. The lease between the Company and HHC is an operating lease. Rental income received in advance is recorded as a liability.

Cash: The Company maintains its cash in bank deposit accounts which, at times, may exceed the federally insured limits. There have been no losses in such accounts.

Rent Receivables are stated at the amount due from HHC based on the terms of its lease agreement.

Rental Property is recorded at cost and is being depreciated using the straight-line method over the estimated useful lives as follows:

Building                                40 years
Building improvements                        10 years

The Company’s rental property is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparison of the asset’s carrying amount to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair market value. To date, no adjustments to the carrying amount of rental property have been required.

Income Taxes: As a limited liability company, the Company’s taxable income or loss is allocated to the members in accordance with the Company’s Operating Agreement. Consequently, no provision or liability for income taxes has been included in the accompanying financial statements.

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company files U.S. federal and Indiana state income tax returns. The Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2013.

Subsequent Events: The Company has evaluated the financial statements for subsequent events occurring through February 17, 2017, the date the financial statements were available to be issued.

NOTE 2 - OPERATING LEASE

Effective November 30, 2013, the Company entered into an operating lease with HHC through October 31, 2043. The lease was amended effective February 1, 2016 to increase the amount of square footage leased and correspondingly increase the rental payments. The base rent is due annually and includes rent escalations over the term of the lease. As of December 31, 2016, the future minimum base rental payments, as amended, to be received under the long-term operating lease are as follows:

Receivable In	Rental Payments
2017	5,929,116
2018	6,005,700
2019	6,388,620
2020	6,388,620
2021	6,388,620
Thereafter	166,234,790
Total	$197,335,466

Rental income from HHC was $7,292,884, including straight-line rental income of $1,367,738, for the year ended December 31, 2016. Rental income from HHC was $7,099,295, including straight-line rental income of $1,255,577, for the year ended December 31, 2015. The Company receives variable rent based on reimbursable common area maintenance expenses. Variable rental income was was $2,145,357 and $2,074,021, for the years ended December 31, 2016 and 2015, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

For the year ended December 31, 2016, Duke was paid approximately the following: $13,000 in reimbursed maintenance labor; $121,000 in reimbursed insurance premium expense; $291,000 in property management fees; and $84,000 in asset management and tax reporting fees.

For the year ended December 31, 2015, Duke was paid approximately the following: $149,000 in reimbursed maintenance labor; $134,000 in reimbursed insurance premium expense; $276,000 in property management fees; and $83,000 in asset management and tax reporting fees.

HHC paid approximately $524,000 in 2016 and $933,000 in 2015 for utility, landscaping and security bills. Included in other accrued expenses at the end of 2016 was $277,390 and in 2015 was $119,219 of utility expenses incurred but not yet paid.

NOTE 3 - RELATED PARTY TRANSACTIONS (CONTINUED)

The Company leases the land underlying the Project from HHC. Payments due under the lease are $202,300 per year through August 2061. Ground rent expense, including straight-line rent adjustment, was $193,528 for the years ended December 31, 2016 and 2015. As of December 31, 2016, the future minimum lease payments due under the long-term lease are as follows:

Payable In	Rental Payments
2017	$202,300
2018	202,300
2019	202,300
2020	202,300
2021	202,300
Thereafter	8,024,567
Total	$9,036,067

See Note 2 for operating lease with HHC for the rental property.

HEALTHCARE TRUST OF AMERICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial information was derived from the application of pro forma adjustments to our historical consolidated financial statements. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 13, 2017, announcing the acquisition of a portion of the Initial Closing Assets and amended hereby; the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, and the Statements of Revenues in Excess of Certain Expenses of the Initial Closing Assets, including the Other Duke Asset, Subsequent Acquisitions, and Pending Acquisitions included elsewhere in this Form 8-K/A. In the opinion of management, all adjustments necessary to reflect these acquisitions and in the notes to the unaudited pro forma condensed consolidated financial information have been included and are based upon available information and assumptions that we believe are reasonable.
The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent the Company’s results of operations of financial position for any future period. The pro forma results of operations for the periods ended December 31, 2016 and June 30, 2017 are not necessarily indicative of the operating results for these periods.
Further, the historical financial information presented herein has been adjusted to give pro forma effect to events that we believe are factually supportable and which are expected to have a continuing impact on our results, including certain preliminary purchase price allocation adjustments required by applicable accounting guidance. Because a few of the acquisitions were either acquired subsequent to June 30, 2017 or have not been completed and we plan to engage a third party provider to perform the purchase price allocations, any such purchase price allocation adjustments are estimates and are subject to risks and uncertainties that could cause actual results to differ materially from the assumptions used in this unaudited pro forma condensed consolidated financial information.
The Company purchased the Initial Closing Assets and Other Duke Asset which consisted of 68 properties and a parcel of land at various dates during the second quarter of 2017. The pro forma balance sheet as of June 30, 2017 presents consolidated financial information as if the acquisition of the Subsequent Acquisitions and Pending Acquisitions had taken place on June 30, 2017. The pro forma statements of operations for the year ended December 31, 2016, and the six months ended June 30, 2017, present the pro forma results of operations as if the Initial Closing Assets, the Other Duke Asset, Subsequent Acquisitions, and Pending Acquisitions had taken place as of January 1, 2016. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands, except for share and per share data)
(Unaudited)

	(A) June 30, 2017	(B) Subsequent and Pending Acquisitions	June 30, 2017 Pro Forma
ASSETS
Real estate investments, net	$5,889,161	$203,829	$6,092,990
Investment in unconsolidated joint venture	68,901	—	68,901
Cash and cash equivalents	91,444	(77,377)	14,067
Restricted cash and escrow deposits	33,176	—	33,176
Receivables and other assets, net	175,340	—	175,340
Other intangibles, net	108,736	2,765	111,501
Total assets	$6,366,758	$129,217	$6,495,975

LIABILITIES AND EQUITY
Liabilities:
Debt	$2,784,162	$126,668	$2,910,830
Accounts payable and accrued liabilities	135,214	—	135,214
Derivative financial instruments - interest rate swaps	1,569	—	1,569
Security deposits, prepaid rent and other liabilities	55,286	—	55,286
Intangible liabilities, net	78,779	2,549	81,328
Total liabilities	3,055,010	129,217	3,184,227

Redeemable noncontrolling interests	4,663	—	4,663
Equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—	—
Class A common stock, $0.01 par value; 1,000,000,000 shares authorized; 200,646,523 shares issued and outstanding as of June 30, 2017	2,006	—	2,006
Additional paid-in capital	4,384,483	—	4,384,483
Accumulated other comprehensive loss	(816)	—	(816)
Cumulative dividends in excess of earnings	(1,164,607)	—	(1,164,607)
Total stockholders’ equity	3,221,066	—	3,221,066
Noncontrolling interests	86,019	—	86,019
Total equity	3,307,085	—	3,307,085
Total liabilities and equity	$6,366,758	$129,217	$6,495,975

HEALTHCARE TRUST OF AMERICA, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Historical amounts reported by us in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. Historical amounts include the impacts of the Initial Closing Assets and the Other Duke Asset as completion of these acquisitions occurred prior to June 30, 2017.
(B) Represents the estimated fair value of Subsequent and Pending Acquisitions for the quarter ended June 30, 2017. We allocated real estate investments, net, approximately $167.7 million to buildings with an estimated useful life of 39 years, approximately $19.4 million to lease intangibles with an estimated useful life of 15 years, and approximately $17.0 million to land.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands)
(Unaudited)

	(A) Three Months March 31, 2017	(B) Initial Closing Assets	(C) Other Duke Asset	(D) Three Months June 30, 2017	(E) Initial Closing Assets	(F)Other Duke Asset	(G) Subsequent and Pending Acquisitions	(H)Offerings	Other Pro Forma Adjustments		Pro Forma Six Months June 30, 2017
Revenues:
Rental income	$123,993	$32,987	$—	$139,525	$23,361	$—	$7,704	$—	$1,017	(I)(J)	$328,587
Interest and other operating income	354	—	—	354	—	—	—	—	71	(I)	779
Total revenues	124,347	32,987	—	139,879	23,361	—	7,704	—	1,088		329,366

Expenses:
Rental	39,020	5,220	—	43,523	3,900	—	1,031	—	11,239	(I)(J)	103,933
Real estate taxes	—	4,776	—	—	3,829	—	1,038	—	(9,643)	(I)	—
General and administrative	8,423	—	—	8,472	—	—	—	—	—		16,895
Transaction	284	—	—	5,073	—	—	—	—	—		5,357
Depreciation and amortization	47,056	—	—	55,353	—	—	—	—	25,288	(K)	127,697
Impairment	—	—	—	5,093	—	—	—	—	—		5,093
Total expenses	94,783	9,996	—	117,514	7,729	—	2,069	—	26,884		258,975
Income before other income (expenses)	29,564	22,991	—	22,365	15,632	—	5,635	—	(25,796)		70,391

Interest expense:
Interest related to derivative financial instruments	(324)	—	—	(239)	—	—	—	—	—		(563)
Net gain on change in fair value of derivative financial instruments	839	—	—	45	—	—	—	—	—		884
Total interest related to derivative financial instruments, including net change in the fair value of derivative financial instruments	515	—	—	(194)	—	—	—	—	—		321
Interest related to debt	(16,058)	—	—	(17,706)	—	—	—	(13,408)	(6,477)	(L)	(53,649)
Gain on sales of real estate	3	—	—	—	—	—	—	—	—		3
Loss on extinguishment of debt, net	(32)	—	—	(10,386)	—	—	—	—	—		(10,418)
Income (loss) from investments in unconsolidated joint venture	—	—	955	63	—	850	—	—	(971)	(J)(K)	897
Other income	8	—	—	6	—	—	—	—	—		14
Net income (loss)	14,000	22,991	955	(5,852)	15,632	850	5,635	(13,408)	(33,244)		7,559
Net income attributable to noncontrolling interests	(455)	—	—	(66)	—	—	—	—	—		(521)
Net income (loss) attributable to common stockholders	$13,545	$22,991	$955	$(5,918)	$15,632	$850	$5,635	$(13,408)	$(33,244)		$7,038
Earnings per common share - basic:
Net income attributable to common stockholders	$0.10										$0.04	(H)
Earnings per common share - diluted:
Net income attributable to common stockholders	$0.09										$0.04	(H)
Weighted average number of common shares outstanding:
Basic	141,780							54,625			196,405	(H)
Diluted	146,117							54,625			200,742	(H)

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands)
(Unaudited)

	(A) December 31, 2016	(B) Initial Closing Assets	(C) Other Duke Asset	(G) Subsequent and Pending Acquisitions	(H)Offerings	Other Pro Forma Adjustments		Pro Forma December 31, 2016
Revenues:
Rental income	$460,563	$122,759	$—	$12,793	$—	$2,080	(I)(J)	$598,195
Interest and other operating income	365	—	—	—	—	95	(I)	460
Total revenues	460,928	122,759	—	12,793	—	2,175		598,655

Expenses:
Rental	143,751	20,969	—	1,828	—	20,961	(I)(J)	187,509
Real estate taxes	—	16,196	—	1,572	—	(17,768)	(I)	—
General and administrative	28,773	—	—	—	—	—		28,773
Transaction	6,538	—	—	—	—	—		6,538
Depreciation and amortization	176,866	—	—	—	—	62,365	(K)	239,231
Impairment	3,080	—	—	—	—	—		3,080
Total expenses	359,008	37,165	—	3,400	—	65,558		465,131
Income before other income (expenses)	101,920	85,594	—	9,393	—	(63,383)		133,524

Interest expense:
Interest related to derivative financial instruments	(2,377)	—	—	—	—	—		(2,377)
Net gain on change in fair value of derivative financial instruments	1,344	—	—	—	—	—		1,344
Total interest related to derivative financial instruments, including net change in the fair value of derivative financial instruments	(1,033)	—	—	—	—	—		(1,033)
Interest related to debt	(59,769)	—	—	—	(30,550)	(14,353)	(L)	(104,672)
Gain on sales of real estate	8,966	—	—	—	—	—		8,966
Loss on extinguishment of debt, net	(3,025)	—	—	—	—	—		(3,025)
Income (loss) from investments in unconsolidated joint venture	—	—	3,794	—	—	(2,025)	(J)(K)	1,769
Other income	286	—	—	—	—	—		286
Net income (loss)	47,345	85,594	3,794	9,393	(30,550)	(79,761)		35,815
Net income attributable to noncontrolling interests	(1,433)	—	—	—	—	—		(1,433)
Net income (loss) attributable to common stockholders	$45,912	$85,594	$3,794	$9,393	$(30,550)	$(79,761)		$34,382
Earnings per common share - basic:
Net income attributable to common stockholders	$0.34							$0.18	(H)
Earnings per common share - diluted:
Net income attributable to common stockholders	$0.33							$0.18	(H)
Weighted average number of common shares outstanding:
Basic	136,620				54,625			191,245	(H)
Diluted	140,259				54,625			194,884	(H)

HEALTHCARE TRUST OF AMERICA, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(A) Historical amounts reported by us in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and in our Annual Report on Form 10-K for the year ended December 31, 2016.
(B) Represents historical and estimated revenues and expenses for the three months ended March 31, 2017 and year ended December 31, 2016, respectively, for the Initial Closing Assets. See the historical June 30, 2017 financials to our unaudited pro forma condensed consolidated balance sheet above as the assets referenced in the respective headings were acquired as of June 30, 2017.
(C) Represents historical and estimated net income for the three months ended March 31, 2017 and year ended December 31, 2016, respectively, for the Other Duke Asset. See Notes (J) and (K) below for depreciation and amortization included in Other Pro Forma Adjustments. See the historical June 30, 2017 financials to our unaudited pro forma condensed consolidated balance sheet above as the assets referenced in the respective headings were acquired as of June 30, 2017.
(D) Historical amounts reported by us in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and representing only the three months ended June 30, 2017.
(E) Represents the portion of estimated revenues and expenses for the period we did not own the Initial Closing Assets during the three months ended June 30, 2017.
(F) Represents the proportional share of estimated net income for the period we did not own the Other Duke Asset during the three months ended June 30, 2017.
(G) Represents historical and estimated revenues and expenses for the six months ended June 30, 2017 and year ended December 31, 2016, respectively, for the Subsequent and Pending Acquisitions. See Note (B) to our unaudited pro forma condensed consolidated balance sheet above for a description of the assets referenced in the respective headings.
(H) Represents the equity and debt offerings that occurred to fund the Initial Closing Assets and Other Duke Asset during the six months ended June 30, 2017. The equity and debt offering adjustments consisted of the (i) weighted average number of shares of common stock outstanding and net income (loss) attributable to common shareholders per share of common stock are adjusted to reflect the issuance of 54,625,000 shares of common stock in this offering and assume that the shares were outstanding from January 1, 2016 and (ii) corresponding interest expense from the funding of $400 million in 2.950% senior notes due 2022 and $500 million in 3.750% senior notes due 2027.
(I) Represents certain reclassifying adjustments of historical data of the Initial Closing Assets, Subsequent Acquisitions, and Pending Acquisitions to conform to the Company’s historical presentation of these items in the condensed combined income statements.
(J) Represents estimated amortization of intangible liabilities and other lease intangible assets for the six months ended June 30, 2017 and year ended December 31, 2016 in rental income, rental expense and income (loss) from investments in unconsolidated joint venture, respectively, from the corresponding balance sheet impacts of allocated above or below market rents and above or below market leasehold interests as contemplated as part of our purchase price allocation for the Initial Closing Assets and the Other Duke Asset which is reported separately (only for the period which we did not own the assets during the six months ended June 30, 2017), the Subsequent Acquisitions, and the Pending Acquisitions based on an estimated weighted average amortization of 15 years.
(K) Represents estimated depreciation expense for the six months ended June 30, 2017 and year ended December 31, 2016, respectively, based on the estimated fair values of the Initial Closing Assets, Other Duke Asset, Subsequent Acquisitions, and Pending Acquisitions and their estimated useful lives. Actual fair values and useful lives are subject to the completion of purchase price allocations and may be materially different for those assets that were not acquired prior to June 30, 2017. Amounts for the Initial Closing Assets and the Other Duke Asset have been adjusted for the six months ended June 30, 2017 to exclude the period we owned the assets and reported in our three months ended June 30, 2017. See Note (D).
(L) We funded approximately $286 million of the total purchase price for a portion of the Initial Closing Assets with seller financing, bearing interest at 4% per annum. In addition, we assumed a draw on our unsecured revolving credit facility to fund the acquisitions of the Subsequent and Pending Acquisitions, bearing interest at 2.30% per annum.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: August 18, 2017	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: August 18, 2017	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

(d) Exhibits.

23.1	Consent of KPMG LLP.
23.2	Consent of Katz, Sapper & Miller, LLP.